                   OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT

     This Offshore Securities Subscription Agreement ("Agreement") is executed in reliance upon the transaction exemption afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended ("1933 Act").

     This Agreement has been executed by the undersigned in connection with the private placement of up to $3,000,000 8% Convertible Debentures due January 31, 2000 (hereinafter referred to as the "Debentures") of The Female Health Company, a corporation organized and existing under the laws of the State of Wisconsin, U.S.A., American Stock Exchange Symbol "FHC" (hereinafter referred to as the "COMPANY"). The Debentures being sold pursuant to this Agreement, and the Shares (as defined below), have not been registered under the 1933 Act and may not be offered or sold in the United States or to U.S. Persons, other than distributors (as such terms are defined in Regulation S), unless the Debentures or the Shares, as the case may be, are registered under the 1933 Act, or an exemption from the registration provisions of the 1933 Act is available. The terms on which the Debentures may be converted into common stock (the "Shares") and the other terms of the Debentures are set forth in the pro forma Debenture in ANNEX I annexed hereto. This subscription and, if accepted by the COMPANY, the offer and sale of Debentures and the Shares issuable upon conversion thereof (collectively the "Securities"), are being made in reliance upon the provisions of Regulation S ("Regulation S") under the 1933 Act.

     The undersigned

NAME:____________________________________________________________
     (Print Name Exactly As It Will Appear On Debenture And Stock Certificates)

ADDRESS:_________________________________________________________

        __________________________________________________________

        __________________________________________________________

        __________________________________________________________
        (Jurisdiction of Organization or residence)

if applicable, a [Corporation][Partnership][Trust] organized under the laws of __________, a non USA jurisdiction (hereinafter referred to as the "PURCHASER")






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hereby represents and warrants to, and agrees with, the COMPANY as follows:

     1.   AGREEMENT TO SUBSCRIBE.

     a. SUBSCRIPTION AMOUNT. The undersigned hereby subscribes for $______________ in principal amount of 8% Debentures.

     b. FORM OF PAYMENT. The PURCHASER shall pay the purchase price for the Debentures by delivering good funds in United States Dollars to the escrow agent identified in the Joint Escrow Instructions attached hereto as ANNEX II (the "Escrow Agent"). Delivery of such funds to the COMPANY by the Escrow Agent shall be made against delivery by the COMPANY of one or more Debentures in accordance with this Agreement. By signing this Agreement, the PURCHASER and the COMPANY each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions attached hereto as ANNEX II, all of the provisions of which are incorporated herein by this reference as if set forth in full.


     c. METHOD OF PAYMENT. Payment of the purchase price for the Debentures shall be made by wire transfer of funds to:

               Bank of New York
               350 Fifth Avenue
               New York, New York 10001

               ABA# 021000018
               for credit to the account of Krieger & Prager, Attorneys Escrow Account No. 105-0036843

          Not later than three (3) business days after acceptance and execution of this Agreement by the COMPANY, the PURCHASER shall deposit with the Escrow Agent the aggregate subscription price for the Debentures.

     2. SUBSCRIBER REPRESENTATIONS AND COVENANTS; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

          a. OFFSHORE TRANSACTION. PURCHASER represents, warrants and covenants to COMPANY as follows:

               (i) PURCHASER is not a U.S. Person as that term is defined under Regulation S, as set forth in Annex III.

               (ii) PURCHASER is outside the United States as of the date of the execution and delivery of this Agreement.


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


               (iii) PURCHASER is purchasing the Debentures for its own account and not on behalf of any U.S. Person, and PURCHASER is the sole beneficial owner of the Debentures, and has not pre-arranged any sale with any purchaser or purchasers in the United States.

               (iv) PURCHASER represents and warrants and hereby agrees that all offers and sales of the Debentures prior to the expiration of a period commencing on the date of the receipt of funds by the COMPANY and ending 40 days thereafter (the "Restricted Period") shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to the registration provisions under the 1933 Act or pursuant to an exemption from registration, and all offers and sales after the expiration of the 40-day period shall be made only pursuant to such registration or to an exemption from registration.

               (v) PURCHASER acknowledges that the purchase of the Debentures involves a high degree of risk, is aware of the risks and further acknowledges that it can bear the economic risk of the purchase of the Debentures, including the total loss of its investment.

               (vi) PURCHASER understands that the Debentures are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. securities laws and that the COMPANY is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of PURCHASER set forth herein in order to determine the applicability of such exemptions and the suitability of PURCHASER to acquire the Debentures, and the Shares issuable upon conversion thereof. PURCHASER represents and warrants that the information contained herein is complete and accurate. PURCHASER further represents and warrants that it will notify the COMPANY immediately upon the occurrence of any material change therein occurring prior to the issuance of Shares upon conversion of the Debenture.


               (vii) PURCHASER is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto.

               (viii) In evaluating its investment, PURCHASER has consulted its own investment and/or legal and/or tax advisors. PURCHASER is not relying on the COMPANY respecting the tax and other

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                        economic considerations of an investment in the
                        Debentures.

               (ix) PURCHASER understands that in the view of the SEC the statutory basis for the exemption claimed for this transaction would not be present if the offering of Debentures, and the Shares issuable upon conversion thereof, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. PURCHASER is acquiring the Debentures for investment purposes and has no present intention to sell the Debentures, or the Shares issuable upon conversion thereof, in the United States or to a U.S. Person or for the account or benefit of a U.S. Person either now or after the expiration of the Restricted Period.

               (x) PURCHASER is not an underwriter of, or dealer in, the Securities, and PURCHASER is not participating, pursuant to a contractual agreement, in the distribution of the Securities.

               (xi) During the period commencing on the Closing Date (as defined herein) and ending on the 45th day following such date, neither PURCHASER nor any of its affiliates will, directly or indirectly, maintain any short position in the securities of the COMPANY.

               (xii) During the period commencing on the Closing Date (as defined herein) and ending on the 45th day following such date, PURCHASER will not sell, commit or agree to sell or pledge any shares of Common Stock of the COMPANY or any other securities convertible into or exercisable for shares of Common Stock of the COMPANY.

               (xiii) PURCHASER has taken no action which would give rise to any claim by any person for brokerage commission, finders' fees or the like relating to this Agreement or the transactions contemplated hereby.

          b. CURRENT PUBLIC INFORMATION. PURCHASER acknowledges that PURCHASER has been furnished with or has acquired copies of the COMPANY'S Form S-1 Registration Statement Prospectus dated June 17, 1996, its most recent Annual Report on the Form 10-K filed with the SEC, and its forms 10-Q and 8-K filed thereafter (collectively the "SEC Filings"). PURCHASER is not relying upon any representations or other information (whether oral or written) other than as set forth in the

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               SEC filings or in Annex IV.


          c. INDEPENDENT INVESTIGATION; ACCESS. PURCHASER acknowledges that PURCHASER, in making the decision to purchase the Debentures subscribed for, has relied upon independent investigations made by it and its representatives, if any, and PURCHASER and such representatives, if any, have, prior to any sale to it, been given access and the opportunity to examine all material publicly available, books and records of the COMPANY, all material contracts and documents relating to this offering and an opportunity to ask questions of, and to receive answers from the COMPANY or any person acting on its behalf concerning the terms and conditions of this offering. PURCHASER and its advisors, if any, have been furnished with access to all publicly available materials relating to the business, finances and operation of the COMPANY and materials relating to the offer and sale of the Debentures which have been requested. PURCHASER and its advisors, if any, have received complete and satisfactory answers to any such inquiries.

          d. NO GOVERNMENT RECOMMENDATION OR APPROVAL. PURCHASER understands that no federal or state agency has passed on or made any recommendation or endorsement of the Debentures.

          e. ENTITY PURCHASERS. If PURCHASER is a partnership, corporation or trust, the person executing this Agreement on its behalf represents and warrants that:

               (i) He or she has made due inquiry to determine the truthfulness of the representations and warranties made pursuant to this Agreement.

               (ii) He or she is duly authorized (if the undersigned is a trust, by the trust agreement) to make this investment and to enter into and execute this Agreement on behalf of such entity.

          f. INDIVIDUAL PURCHASERS. PURCHASER, if an individual, represents that he or she has reached the age of 21 and has adequate means for providing for his or her current and anticipated financial needs and possible contingencies for emergencies and has no need for liquidity in the proposed investment.

          g. BINDING COMMITMENT. This Agreement constitutes a legal, valid and binding obligation of the PURCHASER. The PURCHASER has full

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               power, right and authority to enter into and perform this
               Agreement. The execution and delivery and performance of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the PURCHASER is a party or by which it is bound. If the PURCHASER is an entity, it was not formed for the specific purpose of acquiring the Debenture.

          h. FOREIGN LAWS. PURCHASER hereby covenants that it will comply with all laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or deliver the Securities, or has in its possession or distributes any offering material.

     3.   COMPANY REPRESENTATIONS.

          a. REPORTING COMPANY STATUS. The COMPANY is a reporting issuer as defined by Rule 902 of Regulation S. The COMPANY is in full compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The COMPANY has registered its common stock pursuant to Section 12 of the Exchange Act and the common stock trades on the AMERICAN STOCK EXCHANGE, and has received no notice, either oral or written, with respect to its continued eligibility for such listing.

          b. OFFSHORE TRANSACTION. The COMPANY has not offered these securities to any person in the United States or to any U.S. Person as that term is defined in Regulation S.

          c. NO DIRECTED SELLING EFFORTS. In regard to this transaction, the COMPANY has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S nor has the COMPANY conducted any general solicitation relating to the offer and sale of the within securities to persons resident within the United States or elsewhere.

          d. TERMS OF DEBENTURES. The COMPANY will issue the Debentures in accordance with the terms of ANNEX I attached hereto.

          e. LEGALITY. The COMPANY has the requisite corporate power and authority to enter into this Agreement and to sell and deliver the Debentures; this Agreement and the issuance of the Debentures have been duly and validly authorized by all necessary corporate action by the COMPANY; this Agreement has been duly and validly executed and

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

               delivered by and on behalf of the COMPANY, and is a valid and binding agreement of the COMPANY, enforceable against it in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors rights generally.

          f. NON-CONTRAVENTION. The execution and delivery of this Agreement and the consummation of the issuance of the Debentures, and the consummation of the transactions contemplated by this Agreement by the COMPANY do not and will not conflict with or result in a breach by the COMPANY of any of the terms or provisions of, or constitute a default under, the Articles of Organization or by-laws of the COMPANY, or any material indenture, mortgage, deed of trust, or other material agreement or instrument to which the COMPANY is a party or by which it or any of its properties or assets are bound or (assuming that the representations and warranties of the PURCHASER in Section 2 hereof, are true and correct), any existing applicable U.S. law, rule, or regulation or any applicable decrees, judgment or order of any U.S. court, federal or state regulatory body, administrative agency or other U.S. governmental body having jurisdiction over the COMPANY or any of its properties or assets, the conflict, breach, violation or default of or under which would have a material adverse effect on the COMPANY'S business or financial condition.

          g. FILINGS. The COMPANY undertakes and agrees to make all necessary filings in connection with the sale of the Debentures as required by United States laws and regulations or any domestic securities exchange or trading market, with a copy to counsel for Distributor.

          h. ABSENCE OF CERTAIN CHANGES. Since September 30, 1996, there has been no material adverse development in the assets, liabilities, business, properties, operations, financial condition or results of operations of the COMPANY, except as disclosed in the SEC Filings or in Annex V.

          i. The Company has legally available sufficient authorized and unissued Shares as may be reasonably necessary to effect the conversion of the Debentures.

     4.   TRANSFER AGENT INSTRUCTIONS.

          a. Debentures. Upon the conversion of the Debentures, the PURCHASER thereof shall submit such Debenture and the COMPANY's Transfer

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               Agent shall, pursuant to Irrevocable Instructions to Transfer
               Agent annexed hereto, within three (3) business days of receipt of such Debenture issue one or more certificates representing that number of shares of Common Stock into which the Debenture or Debentures are convertible in accordance with the provisions regarding conversion set forth in ANNEX I hereto. The COMPANY shall act as Debenture Registrar and shall maintain an appropriate ledger containing the necessary information with respect to each Debenture.

          b. Subject to the completeness and accuracy of the PURCHASER'S representations and warranties herein, upon the conversion of any Debenture by a person who is a non-U.S. Person, the COMPANY'S transfer agent shall issue stock certificates without restrictive legend in the name of PURCHASER (or its nominee (being a non-U.S. Person) or such non-U.S. Persons as may be designated by PURCHASER) and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion, as applicable; provided, however, that if the nominee or other non-U.S. Person in whose name a certificate or certificates for shares are requested to be registered is other than PURCHASER, or if there has been a regulatory development including, but not limited to, an amendment or proposed amendment of Regulation S, or any "no-action" or interpretive guidance whether oral or written from the Securities and Exchange Commission, which call into question the ability of COMPANY to issue to PURCHASER the Securities without registration under the United States Securities Act of 1933, COMPANY may require prior to issuance of a certificate in the name of PURCHASER or such other person, that it receive reasonable transfer documentation including opinions of counsel acceptable to COMPANY that the issuance of certificates without restrictive legend and/or in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. The COMPANY warrants that no instructions other than these instructions, instructions to impose a "stop transfer" instruction with respect to the Debenture until the end of the Restricted Period and the Irrevocable Instructions to Transfer Agent annexed hereto have been or will be given to the transfer agent and that the Shares will not be subject to any transfer limitations other than those imposed by applicable securities laws. Nothing in this Section 4, however, shall affect in any way PURCHASER'S or such nominee's obligations and agreement to comply with all applicable securities laws upon resale of the Securities.

          c.   If upon conversion of the Debentures effected by the PURCHASER

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               pursuant to the terms of this Agreement and the Form of Debenture following the expiration of the Restricted Period, the COMPANY fails to issue certificates for Shares issuable upon such conversion to the PURCHASER bearing no restrictive legend for any reason other than the COMPANY'S reasonable good faith belief that the representations and warranties made by the PURCHASER in this Agreement were untrue when made, the COMPANY shall pay to the PURCHASER by wire transfer, as liquidated damages for such failure and not as a penalty, an amount in cash equal to $50,000 provided, however, that the payment of such liquidated damages shall not relieve the COMPANY from its obligations to register the Shares pursuant to Section 9.

     5. EXEMPTION; RELIANCE ON REPRESENTATION. PURCHASER understands that the offer and sale of the Debentures, and the Shares issuable upon conversion thereof, is not being registered under the 1933 Act. The COMPANY is relying on the rules governing offers and sales made outside the United States pursuant to Regulation S. Rules 901 through 904 of Regulation S govern this transaction.

     6.   CLOSING DATE AND ESCROW AGENT.  The date of the issuance of the
Debentures and the sale of the Debentures as evidenced by receipt by    the
COMPANY from the Escrow Agent of PURCHASER'S purchase funds (the "Closing Date") shall be no later than ten (10) business days after execution hereof by all parties or such other mutually agreed to time. PURCHASER shall, within three (3) business days after acceptance and execution of this Agreement by the COMPANY, deliver the necessary funds as indicated in Paragraph 1 to the Escrow Agent. Debentures will be delivered to the Escrow Agent at the instructions of the COMPANY. PURCHASER agrees that the Escrow Agent has no liability as a result of any fraudulent or unlawful conduct of any other party, and agrees to hold the Escrow Agent harmless for costs arising out of such fraudulent or unlawful conduct of others.

     7. WARRANTS. The Company agrees to issue to PURCHASER within ten (10) days after the Closing Date, transferable divisible warrants (the
"Warrants") under Regulation S for Shares of Common Stock equal to 10% of the number of shares of Common Stock into which the Debentures would be convertible as at such Closing Date. Such Warrants shall bear an exercise price per share of Common Stock equal to $5.00, and shall be exercisable commencing May 1, 1997 and for a period of 36 months thereafter, in the form annexed hereto as Exhibit VI.

     8. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. PURCHASER understands that COMPANY'S obligation to sell the Debentures is conditioned upon:

               a.   PURCHASER'S and the Company's execution of this Agreement;

               b. Delivery to the Escrow Agent by each PURCHASER of good funds as

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               payment in full for the purchase of the Debentures; and

          c. The accuracy on the Closing Date of the representations and warranties of PURCHASER contained in this Agreement and the performance by PURCHASER on or before the Closing Date of all covenants and agreements of PURCHASER required to be performed on or before the Closing Date.

          d. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

     9. CONDITIONS TO PURCHASER'S OBLIGATION TO PURCHASE. The COMPANY understands that PURCHASER'S obligation to purchase the Debentures is conditioned upon:

          a. The receipt and acceptance by the COMPANY of this Agreement as evidenced by execution of this Agreement by the President or any Vice President of the COMPANY. The acceptance of funds by the COMPANY shall be deemed to be constructive acceptance of this Agreement;

          b. Delivery of Debentures and Warrants to Escrow Agent as herein set forth;

          c. The accuracy on the Closing Date of the representations and warranties of the COMPANY contained in this Agreement and the performance by the COMPANY on or before the Closing Date of all covenants and agreements of the COMPANY required to be performed on or before the Closing Date; and

          d. Delivery to the Escrow Agent of (a) duly executed Irrevocable Instructions to Transfer Agent and (b) an opinion of counsel for the COMPANY, dated the Closing Date and addressed to PURCHASER, in the form attached hereto as ANNEX III.

     10. REGISTRATION OF THE SECURITIES. COMPANY hereby agrees that, upon demand of a majority in interest of holders of the Securities as a result of a regulatory development including, but not limited to, an amendment or proposed amendment of Regulation S, or any "no-action" or interpretive guidance whether oral or written from the Securities and Exchange Commission, which call into question the ability of PURCHASER to resell the Securities without registration, COMPANY will file, and use its reasonable best efforts to cause to become effective a registration statement on Form S-3 or other appropriate form under the 1933 Act covering the resale of the Shares issuable upon conversion of the Debentures. The Company shall use its best efforts to keep any such registration statement effective for up to twelve (12) months, or until all of the Securities are sold, whichever is earlier. The

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COMPANY shall provide the PURCHASER with such number of copies of the prospectus as shall be reasonably requested to facilitate the sale of the Shares issuable upon conversion of the Debentures. The COMPANY shall bear and pay all expenses incurred in connection with any such registration, excluding discounts and commissions.

     11. FURTHER OFFERINGS. Other than issuing shares in acquisitions or as compensation for services rendered by employees and consultants, and in the exercise of existing options or warrants issued and outstanding as of the date hereof or issued hereafter, the COMPANY agrees that if all $3 million of Debentures are sold it will not for a period of 90 days after the Closing Date, offer for sale or sell any securities other than the Shares issuable upon conversion of the Debentures issued to the PURCHASER and to other purchasers contemporaneously herewith. COMPANY hereby warrants that it has not engaged in any such offering during the six months prior to the Closing Date, except for the sales pursuant to the Company's public offering under its Form S-1 Registration Statement dated June 17, 1996, a Regulation S offering of 8% convertible debentures dated September 12, 1996 in the principal amount of $2,000,000, and certain warrants and bridge loans as disclosed in such Registration Statement or as otherwise disclosed in ANNEX V hereof.

     12. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Wisconsin without giving effect to principles governing the conflicts of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of Milwaukee or the state courts of the State of Wisconsin sitting in the City of Milwaukee in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     13. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or three business days after deposit in the United States Postal Service, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.


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

COMPANY:       The Female Health Company
               919 N. Michigan Avenue
               Chicago, Illinois
               ATT:Chief Financial Officer

PURCHASER:     At the address set forth on the first page of this Agreement.

ESCROW AGENT:  Krieger & Prager, Esqs.
               319 Fifth Avenue
               New York, New York 10016


     14. Survival of Representations and Warranties. PURCHASER'S representations and warranties shall survive the execution and delivery hereof of this Agreement and the delivery of the Debenture.

     15. Each of the parties shall pay its own fees and expenses in connection with this Agreement and the transactions contemplated hereby whether or not consummated.


                   SIGNATURE(S) FOR INDIVIDUAL SUBSCRIBER(S)

     IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that he, she or they have executed this Offshore Securities Subscription Agreement this ______ day of ______________, 1997.


______________________________________    ___________________________________
Printed Name (exactly as will appear                                Signature
on Debentures and Shares)

______________________________________
Jurisdiction of Organization or Residence)

_____________________________________      ___________________________________
Printed Name (exactly as will appear                                Signature
on Debentures and Shares)

_____________________________________
(Jurisdiction of Organization or Residence)

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

                            SIGNATURES FOR ENTITIES

     IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Offshore Securities Subscription Agreement to be duly executed on its behalf this ________ day of ___________________, 1997.



                         ____________________________________________
                         Printed Name of Subscriber (Exactly as will appear on Debentures and Shares)

                         ____________________________________________
                         (Jurisdiction of Organization or Residence)


                         By: _________________________________
                         (Signature of Authorized Person)

                         _____________________________________
                          Printed Name and Title

Accepted this __________ day of the month of ___________________, 199___.

THE FEMALE HEALTH COMPANY

By: __________________________________________
     Title: _______________________________

     All correspondence and delivery of certificates and confirmations should be addressed to the above named person and sent by the COMPANY to his _____ business _____ home address (check one).

Capacity of Subscriber (check one):


     Individual                                      __________
     Corporation                                     __________
     Partnership                                     __________
     Other                                           __________ (please specify)

Ownership of Debentures (check one):

     Individual                                      __________
     Joint Tenants, with right of survivorship       __________*
     Tenants in Common                               __________*
     Tenants in Entirety                             __________*
     Community Property                         __________*


Country of Citizenship:   ______________________________________________

Country of incorporation or formation: _________________________________

* If you are purchasing Debentures with only your spouse as co-owner, both you and your spouse must sign the signature page. If any co-owner is not your spouse, all co-owners must sign the signature page.

Name of PURCHASER Representative, if any: ___________________________________

     Address: ___________________________________

     ___________________________________

     Telephone: ___________________________________

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

FULL NAME AND ADDRESS OF PURCHASER FOR REGISTRATION PURPOSES:


NAME: _______________________________________________________________________

ADDRESS: ____________________________________________________________________

         ____________________________________________________________________

         ____________________________________________________________________

TEL. NO. ____________________________________________________________________

FAX. NO. ____________________________________________________________________

CONTACT NAME: _______________________________________________________________


JURISDICTION OF
ORGANIZATION OR
RESIDENCE:  _________________________________________________________________


DELIVERY INSTRUCTIONS (IF DIFFERENT FROM REGISTRATION NAME):


NAME: _______________________________________________________________________

ADDRESS: ____________________________________________________________________

     ________________________________________________________________________

     ________________________________________________________________________

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

TEL. NO. ____________________________________________________________________

FAX. NO. ____________________________________________________________________

CONTACT NAME: _______________________________________________________________

SPECIAL
INSTRUCTIONS: _______________________________________________________________

     ________________________________________________________________________

     ________________________________________________________________________

                                   EXHIBIT B


                           INDEMNIFICATION AGREEMENT



     In consideration of the agreement of European American Securities, Inc. ("Distributor") to act on behalf of THE FEMALE HEALTH COMPANY, INC. (the "Company") pursuant to the Distribution Agreement (the "Agreement") dated ______________, 1997, the Company agrees to indemnify and hold harmless Distributor, its affiliates, and each of their respective partners, directors, officers, agents, consultants, employees and controlling persons (within the meaning of the Securities Act of 1933) (Distributor and each such other person or entity are hereinafter referred to as an "Indemnified Person"), from and against any losses, claims, damages, expenses and liabilities or actions in respect thereof (collectively "Losses"), as they may be incurred including all reasonable legal fees and other expenses incurred in connection with investigating, preparing, defending, paying, settling or compromising any Losses (whether or not in connection with any pending or threatened litigation in which any Indemnified Person is a named party) to which any of them may become subject (including in any settlement effected with the Company's consent) and which are related to or arise out of any act, omission, transaction or event, required of the Company as contemplated by the Agreement. The Company will not, however, be responsible under the foregoing provisions with respect to any Losses (a) from actions taken or omitted to be taken by an Indemnified Person due to its gross negligence, bad faith, willful misconduct, violation of the provisions of the Agreement and related agreements, or breach of the representations or warranties made by the Indemnified Person in the Agreement or the related agreements, or
(b) resulting from one or more decreases in the market price of the Company's common stock.

     If the indemnity referred to in this agreement should be, for any reason whatsoever, unenforceable, unavailable or otherwise insufficient to hold such Indemnified Person harmless, the Company shall pay to or on behalf of each Indemnified Person contributions for Losses so that each Indemnified Person ultimately bears only a portion of such Losses as is appropriate (i) to reflect the relative benefits received by each such Indemnified Person, respectively, on the one hand and the Company on the other hand in connection with the transaction, or (ii) if the allocation on that basis is not permitted by applicable law, to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of each such Indemnified Person, respectively, and the Company as well as any other relevant equitable considerations; provided, however, that in no event shall the aggregate contribution of all Indemnified Persons to all Losses in connection with any transaction exceed the value of the consideration actually received by Distributor pursuant to the Agreement. The respective relative benefits received by Distributor and the Company in connection with any transaction shall be deemed to be in the same proportion as the aggregate consideration received by Distributor in connection with the transaction bears to the total consideration of the transaction. The relative fault of each Indemnified Person and the Company shall be determined by reference to, among other things, whether the actions or omissions to act were by such Indemnified Person or the Company, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action or omission to act.

     The Company also agrees that no Indemnified Person shall have any liability to the Company or its affiliates, directors, officers, employees, agents or shareholders, directly or indirectly, related to or arising out of the Agreement, except that each Indemnified Person shall indemnify and hold harmless the Company, its directors, officers, agents, consultants and controlling persons from and against any Losses, which result from actions taken or omitted to be taken by such Indemnified Person due to its gross negligence, bad faith, willful misconduct, violation of the provisions of the Agreement or the related agreements, or breach of the Indemnified Person's representations and warranties in the Agreement or the related agreements. In no event, regardless of the legal theory advanced, shall the Company or any Indemnified Person be liable for any consequential, indirect, incidental or special damages of any nature.

     If any action is brought against any Indemnified Person in respect of which indemnity may be sought against the Company hereunder, such Indemnified Person shall promptly notify the Company in writing of such action and the Company shall be entitled to participate therein and, to the extent the Company shall wish, assume the defense thereof. Upon the request of an Indemnified Person, the Company shall retain counsel reasonably satisfactory to such Indemnified Person (the parties agreeing that the firm of Reinhart, Boerner, Van Deuren, Norris & Reiselbach, s.c. is satisfactory) to represent such Indemnified Person and any others the Company may designate in such action and shall pay the reasonable fees and expenses of such counsel related thereto as they are incurred. In any such action, an Indemnified Person shall have the right to retain its own counsel at its own expense, except that the Company shall pay as they are incurred the reasonable fees and expenses of counsel retained by the indemnified party only in the event that (i) the Company and such Indemnified Person shall have mutually agreed to the retention of such counsel or (ii) the Company has directed counsel to represent one or more parties in addition to such Indemnified Person in such action and representation of both such Indemnified Person and such other party or parties by the same counsel would be inappropriate, in the reasonable opinion of such Indemnified Person, due to actual or potential differing interests between them, it being understood that the Company shall not be liable for the reasonable fees and expenses of more than one separate firm for all the Indemnified Persons. No indemnification provided for herein shall be available to any Indemnified Person that fails to give notice as provided above if the Company was unaware of the action to which such notice would have related and was substantially prejudiced by such failure or to any Indemnified Person that retains its own counsel in accordance with the immediately preceding sentence except in the circumstances set forth in clauses
(i) and (ii) thereof. The Company agrees that without Distributor's prior written consent, which shall not be unreasonably withheld, it shall not settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding related to the Distribution Agreement unless the settlement, compromise or consent also includes an express unconditional release of all Indemnified Persons from all liability and obligations arising therefrom.

     The respective obligations of the Company and the Indemnified Persons referred to above shall be in addition to any rights that any Indemnified Person or the Company, as the case may be, may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of any Indemnified Person and the Company. It is understood that the respective obligations of the Company and the Indemnified Persons will remain operative regardless of any termination or completion of Distributor's services pursuant to the Agreement.

                                       EUROPEAN AMERICAN SECURITIES, INC.


                                       By: _____________________________________
                                             Title: __________________________


                                       THE FEMALE HEALTH COMPANY, INC.


                                       By: _____________________________________
                                             Title: __________________________